SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

       Date of Report (date of earliest event reported) June 16, 2003

                         Premier Financial Bancorp, Inc.
             (Exact name of registrant as specified in its charter)
            --------------------------------------------------------

          Kentucky                0-20908                 61-1206757
   ---------------------   ---------------------   ------------------------
   (State or other juris-  (Commission File No.)    (IRS Employer Identi-
   diction of corporation)                                fication No.)


                               2883 Fifth Avenue
                        Huntington, West Virginia 25702
        --------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (304) 525-1600
                              ---------------------

                                 Not Applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events

     On June 16, 2003, Premier Financial Bancorp, Inc. (Premier) issued a news release announcing that it was increasing its allowance for loan losses.
     The announcement by Premier is in response to an ongoing internal investigation whereby Premier has uncovered a systematic disregard for its loan approval and credit administration policies at one of its subsidiary banks, and has accepted the resignation of that bank's president. Upon discovery, Premier promptly informed its supervisory bank regulatory authorities, who have since aided in the investigation. The full text of the news release is contained in Exhibit 99.1.



Item 7.  Financial Statements and Exhibits

    (c) Exhibit 99.1 - Press Release dated June 16, 2003.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PREMIER FINANCIAL BANCORP, INC.
                                  -------------------------------
                                           (Registrant)


                                   /s/ Brien M. Chase
                                  -----------------------------------
Date: June 17, 2003                Brien M. Chase, Vice President
                                     and Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit Number                     Description
    --------------                     -------------------------------------
        99.1                           Press Release dated June 16, 2003,
                                        captioned "Premier Financial Bancorp,
                                        Inc. to Increase Allowance for Loan
                                        Losses".